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                      SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               December 20, 1996


                  American Real Estate Investment Corporation
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             (Exact name of registrant as specified in its charter)

      Maryland                            1-12514           84-1246585
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(State or other jurisdiction             (Commission   (IRS Employer
of incorporation)                        File Number)  Identification No.)

               1670 Broadway, Suite 3350, Denver, Colorado 80202
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 303-869-4700
                                                            ------------


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         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

      On December 20, 1996, pursuant to an agreement dated October 29, 1996, American Real Estate Investment, L.P., a limited partnership in which the Registrant is the general partner, sold the 150-unit apartment complex known as the International Apartments, located at 909-919 South Peoria Street, Aurora, Colorado. The gross selling price for the property was $3,050,000. The property was sold to Mr. Michael Bond, an unaffiliated investor.



Item 7.   Financial Statements and Exhibits.
          ---------------------------------

      (a) Financial statement of businesses acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

      (c) Exhibits.

          10(m) Contract for Purchase and Sale of International Apartment Project dated as of October 29, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               American Real Estate
                                Investment Corporation


                               By: /s/ RICK A. BURGER
                                   ____________________________
                                   Rick A. Burger, Treasurer


Dated:   December 23, 1996


Enclosures